UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                 Form 8-K/A

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) January 17, 2002



                         CORONADO EXPLORATIONS LTD.
       (Exact name of registrant as specified in charter)


Delaware                                                          98-0200471
(State of other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                        Identification Number)

6265 S. Stevenson Way
Las Vegas, Nevada                                                      89120
(Address of Principal Executive Office)                           (Zip Code)

                               (702) 450-1600
              (Registrant's Executive Office Telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Effective January 17, 2002 the Registrant completed a tri-party merger between Coronado Subsidiary Corp. ("CSC"), a wholly owned subsidiary of the Registrant, and Naturol Inc., a Nevada corporation ("Naturol"), whereby the Registrant issued 50,000,009 shares of its 144 restricted common stock in exchange for 100% of Naturol's outstanding common stock. Pursuant to the terms of the merger, Naturol merged with CSC wherein CSC ceased to exist and Naturol became a wholly owned subsidiary of the Registrant.

       Naturol holds the exclusive U.S. license to proprietary, leading edge, cost effective technology for extraction of Oils and Bioactive compounds from natural materials.

     Pursuant to current Delaware law the Registrant did not need the approval of its shareholders to consummate the Merger.

     Further, pursuant to the terms of the Merger Agreement, the board of directors of the Registrant, consisting of Mary Hethey and Carsten Mide, resigned and appointed Paul McClory, Isaac Moss and Michael Ram as new directors of the Registrant to serve until the next annual meeting of shareholders, or until their successors have been elected.

     A copy of the Amendment No. 1 to the Agreement and Plan of Merger and the Certificate of Merger between CSC and Naturol are filed as exhibits to this Current Report and are incorporated in their entirety herein.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     Pursuant to the terms and conditions of the merger, the Registrant issued 50,000,009 shares of its 144 restricted common stock in exchange for 100% of Naturol's outstanding common stock. Naturol will now operate as a wholly owned subsidiary of the Registrant.

ABOUT NATUROL, INC.

     The following discussion relating to Naturol, Inc. contains forward-looking statements. Forward-looking statements are only predictions. The forward-looking events discussed in this section may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about Naturol, Inc. Naturol, Inc. is not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this section made from time to time by Naturol, Inc. or its representatives, might not occur.

     Naturol, Inc., ("Naturol"), was formed on June 19, 2001, as a Nevada corporation, to operate as the exclusive North American licensee for the purposes of commercializing all plant extraction technologies owned, patented or in development by Naturol Limited of Saint Hellier, Jersey. Naturol Limited's extraction technology offers a benign, safe, cost effective, high quality alternative to current extraction technologies employed in the global pharmaceutical, nutraceutical, flavors and fragrances industries.

     It is the intention of Naturol to become a world leader in the commercialization of technology for the production of low cost, high quality extracts from all types of plant life. Naturol's business plan projects revenues from a number of sources including in-house manufacture, joint venture and royalties via licensing of the technology for specific applications.

     Naturol has yet to generate revenues from any source and there is a substantial going concern issue as to whether Naturol will ever be able to commercialize its technology and generate sufficient, if any, revenues to satisfy its working capital requirements. Since inception, Naturol has been dependent on the sale of its equity securities and loans from affiliates to satisfy its working capital needs. Naturol continues to have a working capital deficiency that raises substantial concern regarding its ability to continue as a going concern, as referenced in its audited financial statements attached to this Current Report.

     Naturol will require substantial additional funds to fulfill its business plan and successfully commercialize its technology. Naturol intends to raise these needed funds from private placements of its securities, debt financing or internally generated funds from the licensing of its technology or the sale of products.

Narrative Description of Business

Technology Introduction

     Naturol's licensed extraction technology relates to a method of extracting and concentrating oils from materials in which the oils are already contained. More particularly, the extraction technology is concerned with the extraction of fixed and mineral oils and/or volatile oils such as essential oils from materials using a process of solvent extraction which is performed under pressure.

Naturol's Extraction Technology

     Naturol's process allows for the extraction of high quality, desirable components such as oils, pigments, pharmacologically active ingredients and resins from a wide range of substrates including plant, animal and mineral matter, of both earthly and marine origin. The same process, when using the solvent systems according to an embodiment of the invention, is able to extract fixed and mineral oils.

     Naturol's process comprises the contacting of the substrate (such as bulk raw material in which the desired component is already contained) with a solvent so as to allow the desired component to dissolve in the solvent. This allows for the removal and separation of the solution of the desired component in the solvent from the substrate. Further, it provides for the removal of the solvent from the solution and its recovery for recycling and re-use, and for the harvesting of the solute (desired dissolved substance) from which the solvent has been removed. The solute, in such cases, comprises the desired component so that the extracted oil may easily satisfy any present or future regulatory requirements. Naturol's process is also intended to dispense with the need for evaporation and condensation of large quantities of solvents in order to obtain the final product from the solvent.

Market Overview

     Naturol believes that its extraction technology has applications in a variety of important markets in North America. These include Fixed Oils (such as the extraction of oils from Soybean, Sunflower, Maize, Canola, etc.), Volatile oils and bioactive compounds for the Pharmaceutical, Food, Fragrance and bio-insecticide markets.

     The extraction of Oils and Bioactive compounds from plants is a multi-billion dollar global business with far reaching applications to the flavors, fragrances and pharmaceutical industries. A February 2001 market research report by The Freedonia Group reports that the US demand for Plant-Derived Chemicals was in excess of $2 billion in 2000 with worldwide demand exceeding $8.4 billion. US sales are projected to approach $2.8 billion by 2005.

License Agreement

     On August 20, 2001 Naturol entered into a License Agreement with Naturol Limited, incorporated under the laws of Jersey on April 29, 1998. Naturol Limited obtained the Extraction Technology in an agreement executed by and between Naturol Limited and Dr. Peter Wilde, wherein Mr. Wilde received 2,500 shares of stock of Naturol Limited. In addition, Willow Holdings, Inc., controlled by the interests of Paul McClory, president and a director of Naturol, owns 7,500 shares of stock of Naturol Limited, the Licensor of the extraction technology.

     The term of the license is for the term of the patent. Consideration for the license is a payment of $360,000 in the first year and a minimum payment of $360,000 annually until a first commercial sale of licensed product and for three (3) years thereafter. After license year 5, compensation will consist solely of royalties. Royalties consist of an 8% fee based on the net sales of licensed products. In addition, a 2% royalty shall be paid on the use of licensee or any sublicensee of the trademark.

     Pursuant to the terms and conditions of the License Agreement, Naturol acquired all the rights to utilize the extraction technology for purposes of manufacture, development, production, marketing, distribution, and sublicensing of such technology.

Intellectual Property

     Naturol regards the protection of its copyrights, service marks, trademarks and trade secrets as critical to its future success and will rely on a combination of copyright, trademark, service mark and trade secret laws and contractual restrictions to establish and protect its proprietary rights in products and services. Naturol will enter into confidentiality agreements with licensees, potential licensees, consultants and strategic partners in order to limit access to and disclosure of its proprietary information. These contractual arrangements or the other steps taken by Naturol to protect its intellectual property may not prove sufficient to prevent misappropriation of its technology or to deter independent third-party development of similar technologies. Naturol pursues the registration of trademarks and service marks in the United States.

Naturol has acquired the North American rights to the following intellectual property:


INTERNATIONAL PATENT     NAME                                         DATE
APPLICATION  NUMBER
PCT/GBOO/00125            Extraction  of   Fixed   Oils               1999

PCT/GBOO/02957           Extraction of Oils using ITFM                1999

GB0106972.3              Refining of crude extracts using HFC134a     2001

     The Company has been licensed the North American rights and assigned the rights to other future technology. While the patent rights are very important, Naturol's greatest protection may be its trade secrets and know-how derived from the scientific and technical knowledge of Peter Fredrick Wilde, and Naturol's other scientists and technical advisors regarding the design and functioning of extraction technology devices and the ability of these devices to produce solutions tailored to fit the needs of particular applications.

                           PRINCIPAL STOCKHOLDERS

      The following table sets forth pre-merger and as of the day after closing, the beneficial ownership of the Coronado common stock of each beneficial owner of more than 5% of the common stock, director, officer, proposed officer and director, and all directors and officers of Coronado as a group:

                                                Percent             Percent
                                                  Of                   Of
                                      Number     Class     Number    Class
                                     of Shares   (Pre-   of Shares   (Post-
                                       (Pre-    Merger)    (Post-   Merger)
Name of Owner (1)                     Merger)     (2)     Merger)     (2)
Willow Holdings, Inc. (3)                    0       0%   49,656,305      66%
Paul McClory, director & president (4)       0       0%   49,656,305      66%
Isaac Moss, director &                       0       0%           0       0%
secretary/treasurer
Michael J. Ram, director                     0       0%           0       0%
Mary M. Hethey, former president &
director (5)                         2,500,000      10%   2,500,000       3%
Carsten Mide, former director (6)    2,000,000       8%   2,000,000       3%
Stacey Bligh, former secretary &
treasurer                              500,000       2%     500,000       1%
Jack Cewe (7)                        1,750,000       7%   1,750,000       2%
Michael Thachuk (8)                  1,500,000       6%   1,500,000       2%
E. Del Thachuk (9)                   1,500,000       6%   1,500,000       2%
John Krushnisky (10)                 1,500,000       6%   1,500,000       2%
                                     ---------  -------  ----------  -------
Officers and Directors as a Group    5,000,000      20%  49,656,305      65%
                                     ---------  -------  ----------  -------

(1) As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of,a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).
(2)  Figures are rounded to the nearest percentage.
(3)  Willow Holdings, Inc. was the majority stockholder of Naturol, Inc.
(4) Mr. McClory has the power to direct the voting of Willow Holdings, Inc.'s shares.
(5) The sons of Mary Hethey each own 250,000 shares in the capital stock of the Company. These shares have been added to her personal shares to equal the number shown above.
(6) The wife of Carsten Mide owns 1,000,000 shares which haven been added to this total.

(7) The wife of Jack Cewe owns 1,000,000 shares which have been added to this total.
(8) The wife of Michael Thachuk owns 750,000 shares which have been added to this total.
(9) The wife of E. Del Thachuk owns 750,000 share which have been added to this total.
(10) The wife of John Krushnisky owns 750,000 shares which have been added to this total.

                                 MANAGEMENT

Pursuant to the terms of the Merger Agreement, the current board of directors of the Registrant, consisting of Mary Hethey and Carsten Mide, resigned and appointed the following directors, which in turn elected the officers. The members of our board of directors serve for one year terms and are elected at the next annual meeting of shareholders, or until their successors have been elected. The officers serve at the pleasure of the board of directors. Information as to the directors and executive officers are as follows:

                                           Positions and Offices
                                               With Coronado
Name                      Age                   Post Merger
Paul McClory               60   CEO, President, Chairman and Director
Isaac Moss                 49   Secretary, Treasurer and Director
Michael J. Ram             60   Director

Paul G. McClory, age 61, is Chairman of the Board & Chief Executive Officer of the Company. Mr. McClory is the founder of Naturol, Inc. and Naturol Limited. Since founding Naturol Limited in 1998, Mr. McClory has been striving to develop alternative innovative, cost effective proprietary technology for the extraction of valuable essential oils and bio active compounds from plants for the pharmaceutical, nutraceutical, flavor and fragrance industries. Mr. McClory has a background in international business and bringing environmental and other technologies to commercial reality. Mr. McClory was a founding director and shareholder of Advanced Material Resources, currently listed on the Toronto Stock Exchange. In 1990 Mr. McClory founded North American Tire Recycling which was taken over by a NASDAQ listed company in 1992.

Isaac Moss, age 49, is Secretary/Treasurer and a Director of the Company. For the past ten years Isaac Moss has specialized in providing investment banking and strategic business advisory services, initially as an independent consultant, and more recently under Securities Trading Services, Inc. of Geneva, Switzerland. Mr. Moss is a graduate of the University of Cape Town and has a Bachelor of Social Science, Masters Degree in Public Administration, and a post-graduate business qualification.

Michael J. Ram, age 60, is a Director of the Company. Dr. Ram received his B.S. from Lafayette College, and his M.S. and D.Sc in chemical engineering from New Jersey Institute of Technology. He obtained his law degree from Seton Hall Law School in 1972, and has been practicing in the field of intellectual property law since 1973. Dr. Ram, holder of more than 20 U.S. patents, is admitted to practice before the United States Patent & Trademark Office and the state bars of California, New York, and New Jersey. Prior to entering private practice, Dr. Ram was a Senior Research Engineer with Celanese Research Company, Patent Counsel and Director of Technical Liaison for C.R.Bard, Inc.; Vice President of Research & Development for Starr Surgical; and General Counsel for Kabi Pharmacia Ophthalmics, Inc. From 1992 to 1997 he was Senior Counsel with Loeb & Loeb and from 1997 to 1999 he was a partner of Arant, Kleinberg, Lerner & Ram, both of which were Los Angeles law firms. Since 1999 he has been Senior Counsel with Koppel & Jacobs.

     There are no family relationships between any of the above persons

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

Not applicable.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Pursuant to the terms of the Merger Agreement, the board of directors of the Registrant, consisting of Mary Hethey and Carsten Mide, resigned and appointed Paul McClory, Isaac Moss and Michael Ram as new directors of the Registrant to serve until the next annual meeting of shareholders, or until their successors have been elected.

ITEM 7.   FINANCIAL STATEMENTS

     The Unaudited Proforma Consolidated Balance Sheet of Coronado Explorations Ltd. (the "Company") has been prepared to illustrate the estimated effect of the reverse triangular merger of the Company, Naturol,
Inc. ("Naturol") and Coronado Subsidiary Corp. ("CSC"). The Proforma Consolidated Balance Sheet is derived from the unaudited financial statements of (i) the Company for the year ending January 31, 2001 and (ii) audited financial statements for Naturol for the period June 19, 2001 (Inception) to September 30, 2001. A Proforma Consolidated Statement of Operations is not necessary since the acquisition is being accounted for as a public shell merger. The Proforma Balance Sheet does not reflect any anticipated cost savings from the acquisitions, or any synergies that are anticipated to result from the acquisition, and there can be no assurance that any such cost savings or synergies will occur. The Proforma Balance Sheet does not purport to be indicative of the financial position of the Company that would have actually been obtained had such acquisition been completed as of the assumed date.

CONDENSED CONSOLIDATED BALANCE SHEET
                                                 Historical    Historical
                                                  Coronado      Naturol,
                                                 Audited as       Inc.
                                                     of        Audited as
                                                 January 31,   of June 19,
                                                    2001          2001
                                                               (inception)
                                                                   to
                                                                September
                                                                30, 2001
ASSETS
Current assets:
   Cash and cash equivalents                    $          -   $     53,750
   License Agreement                                       -        360,000
                                                 -----------   ------------
     Total assets                               $          -   $    413,750
                                                 ===========   ============

LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities
  Accounts payable                               $    23,549   $    360,000
                                                 -----------   ------------
           Total current liabilities                  23,549        360,000

Stockholders' equity
  Common stock, $.001 par value, 25,000,000            2,500
  Common stock, $.001 par value, 48,615,000                          48,615
  Additional paid in capital                          21,600         53,535
  Subscription receivable                                  -       (28,400)
  Accumulated (deficit)                             (47,649)       (20,000)
                                                 -----------   ------------
    Total stockholders' equity                      (23,549)         53,750
                                                 -----------   ------------
      Total liabilities and stockholders'equity  $         -   $    413,750
                                                 ===========   ============

Report of Independent Certified Public Accountants

Stockholders and Directors
Naturol, Inc.

We have audited the accompanying balance sheet of Naturol, Inc. (a development stage company) as of September 30, 2001 and the related statements of operations, shareholders' equity, and cash flows for the period of inception (June 19,2001) to September 30, 2001. These financial statements are the responsibility of the management of the Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naturol, Inc. as of September 30, 2001 and the results of their operations and their cash flows for period of inception (June 19, 2001) to September 30, 2001 in conformity with generally accepted accounting principles in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company does not have any business operations to date and is dependent upon the continued sale of its securities or obtaining debt financing for funds to meet its cash requirements. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Weaver & Martin, LLC

Kansas City, Missouri
October 5, 2001


Naturol, Inc.
Balance Sheet
September 30, 2001
Current assets:
  Cash                                                           $ 53,750
                                                                 ========
Shareholder's Equity:
  Common stock  50,000,000 shares authorized, par value
      $.001 and 48,615,000 shares  at 9/30/01
       issued and outstanding                                      48,615

  Paid-In Capital                                                  53,535
  Subscription receivable                                         (28,400)
  Deficit accumulated during the development stage                (20,000)
                                                                  --------
                                                                  $ 53,750
                                                                  ========

                     See notes to financial statements.

Naturol, Inc.
Statement of Operations
Period of inception (June 19,2001) to September 30, 2001
                                                                   Period
                                                                     Of
                                                                  Inception
                                                                     To
                                                                  September
                                                                     30,
                                                                    2001
Legal costs                                                      $ 20,000
                                                                  -------
Net loss                                                         $ 20,000
                                                                 ========

                     See notes to financial statements.

Naturol, Inc.
Statement Of Shareholders' Equity
                                              Subscri    Paid In   Deficit
                                               p-tion    Capital   Accumula-
                        Common Stock          Receiv-                ted
                                                able                During
                                                                     The
                                                                   Develop-
                                                                     ment
                                                                    stage
                  Per
                 Share    Shares     Amount
Inception-       $0.0010  48,400,000 $48,400  $ (28,400)       -- $       --
shares sold
Shares sold      $0.2500     215,000     215         --    53,535         --
Net loss                          --      --         --        --   (20,000)
                           ---------   ------    -------   -------   --------
Balance
September 30,
2001                     48,615,000  $48,615  $ (28,400) $  53,535 $ (20,000)
                         ==========  =======  ========== ========= ==========

                     See notes to financial statements.

Naturol, Inc.
Statement of Cash Flows
Period of inception (June 19,2001) to September 30, 2001

Net loss                                                       $  (20,000)

Financing activities:
 Stock sold                                                         73,750
                                                                  --------
Cash provided from financing activities                             73,750
                                                                  --------
Increase in cash                                                    53,750
Cash, beginning                                                         --
                                                                  --------
Cash, ending                                                   $    53,750
                                                                  ========

Non cash financing activities:
 Subscription receivable for stock issued                      $    28,400
                                                                  ========

                     See notes to financial statements.

Naturol, Inc.
(A Development Stage Company)

NOTES TO FINANCIAL STATEMENT

     The company was organized June 19, 2001, under the laws of the state  of
Nevada.   The  Company  currently  has no  operations  and  is  considered  a development stage company.

NOTE 1  - SIGNIFICANT ACCOUNTING POLICIES

Nature of operations

     The Company holds the exclusive U.S. license to the technology of extracting oils and bioactive compounds from natural minerals. The process to extract the products in is the testing phase and there are currently no products being marketed.

Use of estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and reported amounts of revenues and expenses. Actual results could differ from those estimates.

 Revenue recognition

              The company's policy on any sale is to recognize revenue when products are shipped.

Fair value of financial instruments

               The carrying amount of cash approximates fair value.

Income taxes

                 Deferred tax assets and liabilities are recorded for the future tax consequences of temporary differences between the tax basis of assets and liabilities. Deferred tax assets of approximately $7,000 related to the net loss carryforward which expires in 2016 has been offset by a valuation reserve since the utilization of this asset cannot be assured.

NOTE 2  - GOING CONCERN

     The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The ability of the Company to continue as a going concern is dependent upon the ability in its endeavors to seek additional sources of capital, and in attaining future profitable operations. The accompanying financial statements do not include any adjustments that might be necessary should the company be unable to continue as a going concern.

NOTE 3-SUBSCRIPTIONS RECEIVABLE

     The company has a subscription receivable for the sale of stock. The receivable is due in the next fiscal year with no interest being charged.

NOTE 4-LICENSE AGREEMENT

     The Company has entered into a license agreement whereby it has been assigned the rights in the invention of a process and apparatus for preparing extracts and oils from natural plants. The Company has rights and licenses to practice the invention in the United States, Canada and Mexico. The term of the agreement is for the term of the patent. Consideration for the agreement is a payment of $360,000 in the first year and a minimum payment of $360,000 annually until a first commercial sale of licensed product and for three years thereafter. After license year 5 compensation will consist of royalties. Royalties consist of a 8% fee based on net sales of the licensed products. In addition a 2% royalty shall be paid on the use of licensee or any sublicensee of the trademark. The amount owed on the agreement is considered to be a contingent liability and will be recorded as an expense when payments are made.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

2(a)* Agreement and Plan of Merger between Coronado Explorations Ltd and Naturol, Inc.
2(b)** Amendment No. 1 to the Agreement and Plan of Merger between Coronado Explorations Ltd and Naturol, Inc.
3(i)(a)** Certificate of Merger between Coronado Subsidiary Corp. and
          Naturol, Inc.
10** License Agreement between Naturol, Inc., a Nevada corporation and Naturol Limited, a corporation incorporated under the laws of the United Kingdom.
99**      Press Release-Dated January 22, 2002
99**      Press Release-Dated January 23, 2002
______
*    Filed in form 8-k on October 25, 2001
**   Filed in form 8-k on January 25, 2002

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CORONADO EXPLORATIONS LTD.

                                        By /s/ Paul McClory
                                           Paul McClory, President


Date: April 30, 2002